UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2009

            CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01.  Other Events.

On March 16, 2009, Chesapeake Energy Corporation (the “Company”) issued a press release announcing that it will convert all of its outstanding 4.125% Cumulative Convertible Preferred Stock, par value $0.01 per share, into Chesapeake Energy Corporation Common Stock, par value $0.01 per share, on March 31, 2009.  A copy of this press release is filed herewith as Exhibit 99.1.

On March 17, 2009, the Company issued a press release announcing that its Board of Directors has declared quarterly common and preferred stock dividends.   A copy of the press release is filed herewith as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  See "Index to Exhibits" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary

Date:                      March 17, 2009

EXHIBIT INDEX

Exhibit No.	Document Description

99.1*	Press release dated March 16, 2009 announcing mandatory conversion of 4.125% preferred stock

99.2*	Press release dated March 17, 2009 announcing quarterly dividends

*  Filed herewith.